College Retirement Equities Fund	Supplement

COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

CREF Equity Index Account

CREF Stock Account

CREF Social Choice Account

SUPPLEMENT NO. 2

dated November 28, 2025 to the Summary Prospectus for New Investors (“ISP”) and the Updating Summary Prospectus (“USP”)

SUPPLEMENT NO. 3

dated November 28, 2025 to the Statutory Prospectus (“Prospectus”) dated May 1, 2025

The Board of Trustees of CREF has approved a change in the following Accounts’ names, effective November 30, 2025 (the “Effective Date”). Therefore, as of the Effective Date, all references to these Accounts in the ISP, USP and Prospectus are hereby changed as follows:

Existing Name	New Name
CREF Equity Index Account	CREF S&P 500 Index Account
CREF Stock Account	CREF Total Global Stock Account
CREF Social Choice Account	CREF Responsible Balanced Account

In connection with the renaming of the Social Choice Account to the Responsible Balanced Account, the Board has also approved the addition of the following non-fundamental investment policy for the Account, which was adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 (“Name Policy”):

“Under normal circumstances, the Account invests at least 80% of its assets in securities that meet the Account’s ESG criteria.”

The new Name Policy will also take effect on the Effective Date and should be inserted at the end of the first paragraph of the section entitled “Principal Investment Strategies” on page 86 of CREF’s Prospectus.

MGN-CREFPRO-1125P